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                                                                    EXHIBIT 23.5

                     CONSENT OF PAUL KAGAN ASSOCIATES, INC.

    We consent to the reference to our firm included in the Registration Statement (Form S-1 File No. 333-XXXXX) and related prospectus of Dobson
Communications Corporation for the registration of     shares of its Class A
Common Stock.

                                          /s/ Paul Kagan Associates, Inc.

Carmel, California
November 11, 1999